                                                                 EXHIBIT 10.05

APN NO.:  162-21-201-006
RECORDING REQUESTED BY AND RECORDED
COUNTERPARTS SHOULD BE RETURNED TO:

MAYER, BROWN & PLATT
1675 Broadway
New York, New York 10019-5820
Attn:  Douglas L. Wisner, Esq.



        FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,

                      FIXTURE FILING AND SECURITY AGREEMENT

                               made by and between

                              ALADDIN GAMING, LLC,

                       a Nevada limited-liability company,

                                   AS TRUSTOR,

                                       and

                            STEWART TITLE OF NEVADA,

                              a Nevada corporation,

                                   AS TRUSTEE,

                               for the benefit of

                            THE BANK OF NOVA SCOTIA,

                    in its capacity as Administrative Agent,

                                 AS BENEFICIARY

******************************************************************************


           THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS OF CLARK COUNTY, NEVADA UNDER THE NAME OF ALADDIN GAMING, LLC AS DEBTOR AND THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, AS SECURED PARTY.

           THIS INSTRUMENT IS A CONSTRUCTION MORTGAGE AS THAT TERM IS DEFINED IN
SECTION 104.9313(1)(C) OF THE NEVADA REVISED STATUTES AND SECURES AN OBLIGATION INCURRED FOR THE CONSTRUCTION OF AN IMPROVEMENT UPON LAND.

                        FIRST AMENDMENT TO DEED OF TRUST,
      ASSIGNMENT OF RENTS AND LEASES, FIXTURE FILING AND SECURITY AGREEMENT
           THIS FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS AND

     LEASES, FIXTURE FILING AND SECURITY AGREEMENT, dated as of July ___, 2000 (this "Amendment"), is made by and between ALADDIN GAMING, LLC, a Nevada limited-liability company (Aladdin Gaming, LLC, together with all successors and assigns of the Trust Estate (as hereinafter defined), ("Trustor") whose address is 831 Pilot Road, Las Vegas, Nevada 89119, Attention: Jack Sommer, and STEWART TITLE OF NEVADA, a Nevada corporation, whose address is 3800 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89109, Attention: Linda
J. Jones, as Trustee ("Trustee"), for the benefit of THE BANK OF NOVA SCOTIA, a Canadian chartered bank ("Beneficiary"), whose address is: 580 California Street, 21st Floor, San Francisco, California 94104, Attention: Alan Pendergast, in its capacity as Administrative Agent.

                              W I T N E S S E T H:

           WHEREAS, the Trustor is on the date of delivery hereof the owner of a fee simple interest in the parcel of land described in EXHIBIT A attached hereto (the "Land");

           WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent have heretofore entered into (w) that certain Credit Agreement (the "CA") dated as of February 26, 1998, (x) that certain First Amendment to Credit Agreement (the "First Amendment to Credit Agreement") dated as of January 29, 1999, (y) that certain Second Amendment to Credit Agreement (the "Second Amendment to Credit Agreement") dated as of April 5, 1999, effective as of March 10, 1999 and (z) that certain Third Amendment to Credit Agreement (the "Third Amendment to Credit Agreement") dated as of June 2, 2000;

           WHEREAS, the Trustor executed and delivered to the Beneficiary a Deed of Trust, Assignment of Rents and Leases, Fixture Filing and Security Agreement dated as of February 26, 1998 (the "Original Deed of Trust;" the Original Deed of Trust as amended by this Amendment and as hereafter amended is hereinafter sometimes referred to as the "Deed of Trust"), which Original Deed of Trust was recorded with the Clark County Recorder in Book No. 98030 of official records as document number 00006;

           WHEREAS, the Borrower has requested, and the Lenders have approved the execution and delivery of the Fourth Amendment to Credit Agreement dated as of July __, 2000 (the "Fourth Amendment to Credit Agreement"), which Fourth Amendment to Credit Agreement, among other things, increases the maximum principal amount of the Credit Extensions from Four Hundred Ten Million Dollars ($410,000,000.00) to Four Hundred Fifty-Three Million Seven Hundred Fifty Thousand Dollars ($453,750,000.00) (the Credit Agreement, as amended by the

First Amendment to Credit Agreement, the Second Amendment to Credit Agreement and the Third Amendment to Credit Agreement shall be referred to herein as the "Credit Agreement"); and

           WHEREAS, (i) as a material inducement for the Lenders to enter into the Fourth Amendment to Credit Agreement (ii) to secure the payment and performance of the Trustor's obligations under the Credit Agreement and the other Loan Documents, and (iii) to secure the payment and performance of the Obligations, Trustor has agreed to enter into this Amendment with Trustee.

           NOW, THEREFORE, in consideration of good and valuable consideration given by the Trustor to the Beneficiary, the receipt and sufficiency of which are hereby acknowledged, the Trustor and the Beneficiary agree as follows:

           1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Original Deed of Trust.

           2. Clause (1) of the Granting Clause is amended by deleting Four Hundred Ten Million Dollars ($410,000,000) and substituting in place thereof Four Hundred Fifty-Three Million Seven Hundred Fifty Thousand Dollars ($453,750,000.00) or so much thereof as may be advanced by the Lenders pursuant to the Loan Documents.

           3. Granting clause (B) on page 6 of the Deed of Trust shall be amended to include the parenthetical clause (other than the Specified Equipment and the Gaming Equipment) after the word "Improvements" in the second line thereof.

           4. Granting clause (D) on page 6 of the Deed of Trust shall be amended to include the parenthetical clause (other than the Specified Equipment and the Gaming Equipment) after the word "Collateral" in the second line thereof.

           5. All references in the Deed of Trust and the other Loan Documents to the Credit Agreement shall mean and refer to the Credit Agreement between Trustor and Beneficiary dated as of February 26,1998, as amended by the First Amendment to Credit Agreement dated as of January 29, 1999, as further amended by the Second Amendment to Credit Agreement dated as of April 5, 1999, effective as of March 10, 1999, as further amended by the Third Amendment to Credit Agreement dated as June 2, 2000, as further amended by the Fourth Amendment to Credit Agreement dated as of July __, 2000 and as further amended, restated, supplemented, modified or amended and restated from time to time. All references in the Credit Agreement to the Deed of Trust shall mean and refer to the Original Deed of Trust as amended by this Amendment, as the same may be further amended, restated, supplemented, modified or amended and restated from time to time.

           6. The Land described in EXHIBIT A hereto shall remain subject to the lien, charge and encumbrance of the Deed of Trust, as hereby amended and increased, and nothing herein contained or done pursuant hereto shall affect or be construed to affect the liens, charges or encumbrances of the Deed of Trust, or the priority thereof over other liens, charges or encumbrances, or to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note and/or the Deed of Trust.

           7. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           8. All notices and other communications provided to any of the parties hereto shall be in writing and addressed or transmitted to such party as set forth in the Credit Agreement.

           9. This Amendment shall also be construed under and governed by the laws of the State of New York; provided, however, that (i) the terms and provisions of this Deed of Trust pertaining to the priority, perfection, enforcement or realization by Beneficiary of its respective rights and remedies under this Amendment with respect to the Trust Estate shall be governed and construed and enforced in accordance-with the internal laws of the State of Nevada (the "State") without giving effect to the conflicts-of-law rules and principles of the State; (ii) Trustor agrees that to the extent deficiency judgments are available under the laws of the State after a foreclosure (judicial or nonjudicial) of the Trust Estate, or any portion thereof, or any other realization thereon by Beneficiary or any Lender under the Credit Agreement, Beneficiary or such Lender, as the case may be, shall have the right to seek such a deficiency judgment against Trustor in the State; and (iii) Trustor agrees that if Beneficiary or any Lender under the Credit Agreement obtains a deficiency judgment in another state against Trustor, then Beneficiary or such Lender, as the case may be, shall have the right to enforce such judgment in the State to the extent permitted under the laws of the State, as well as in other states. Nothing contained in this Section shall be deemed to expand the limitations set forth in Section 10.9 of the Credit Agreement.

           10. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this First Amendment to Deed of Trust or affecting the validity or enforceability of such provision in any other jurisdiction.

           11. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

           12. Except as amended pursuant to the terms of this Amendment, all of the terms, provisions and conditions of the Original Deed of Trust shall remain in full force and effect and are hereby ratified and confirmed.

           IN WITNESS WHEREOF, Trustor has executed this Deed of Trust, Assignment of Rents and Leases and Security Agreement to be effective as of the day and year first above written.

TRUSTOR:                              ALADDIN GAMING, LLC,
                                      a Nevada limited-liability company,
                                      as Trustor


                                      By:   /s/ THOMAS A. LETTERO
                                            ----------------------------------
                                            Name:   Thomas A. Lettero
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

TRUSTEE:                              STEWART TITLE OF NEVADA,
                                      a Nevada corporation, as Trustee

                                      By:     /s/ LINDA JONES
                                            ----------------------------------
                                            Name:  Linda Jones
                                            Title:  Executive

                                                          TRUSTOR NOTARIZATION


STATE OF NEVADA            )
                           ) ss:

COUNTY OF CLARK            )

           This instrument was acknowledged before me on July 27, 2000 by Thomas
A. Lettero, as of Aladdin Gaming, LLC, a Nevada limited-liability company.


                                                       /s/ Anne Kazar
                                                  -----------------------------
                                                        NOTARY PUBLIC

                                                          TRUSTEE NOTARIZATION


STATE OF NEVADA            )
                           ) ss:

COUNTY OF CLARK            )

           This instrument was acknowledged before me on July 27, 2000 by L. J. Jones, as Executive Vice President of Stewart Title of Nevada, a Nevada corporation.

                                                      /s/ Sharon Haze
                                                  -----------------------------
                                                        NOTARY PUBLIC

                                                                      EXHIBIT A

                            DESCRIPTION OF THE LAND

                     Please see attached legal description.